Mutual Funds	Supplement

Nuveen Mutual Funds

SUPPLEMENT NO. 1
dated August 21, 2026, to the Statutory Prospectus of the Nuveen Inflation Linked Bond, Real Estate Securities Select, Emerging Markets Debt and International Bond Funds dated May 1, 2026, as supplemented August 1, 2026

Effective August 1, 2026, the following hereby replaces in its entirety the up-front Class A sales charges table for the Nuveen Inflation Linked Bond Fund in the “Class A shares” sub-section in the “What share classes we offer” sub-section in the “How you can buy and sell shares” section beginning on page 94 of the Statutory Prospectus:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	3.75%	3.90%	3.25%
$50,000 but less than $100,000	3.50	3.63	3.00
$100,000 but less than $250,000	3.00	3.09	2.50
$250,000 and over*	—	—	1.00

*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen Securities, LLC (the “Distributor”) pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s Rule 12b-1 fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent deferred sales charges” below for information concerning the CDSC and “How to reduce your sales charge—CDSC waivers and reductions” below for information concerning CDSC waivers and reductions.

Effective August 1, 2026, the following hereby replaces in its entirety the up-front Class A sales charges table for the Nuveen Emerging Markets Debt Fund and Nuveen International Bond Fund in the “Class A shares” sub-section in the “What share classes we offer”

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sub-section in the “How you can buy and sell shares” section beginning on page 94 of the Statutory Prospectus:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.00%	4.17%	3.50%
$50,000 but less than $100,000	3.75	3.90	3.25
$100,000 but less than $250,000	3.25	3.36	2.75
$250,000 and over*	—	—	1.00

*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen Securities, LLC (the “Distributor”) pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s Rule 12b-1 fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent deferred sales charges” below for information concerning the CDSC and “How to reduce your sales charge—CDSC waivers and reductions” below for information concerning CDSC waivers and reductions.

Effective August 1, 2026, the following hereby replaces in its entirety the first bullet point in the first paragraph in the “Class A sales charge waivers” sub-section in the “How to reduce your sales charge” sub-section in the “How you can buy and sell shares” section beginning on page 101 of the Statutory Prospectus:

•	Purchases of $1,000,000 or more for the Real Estate Securities Select Fund and $250,000 for all other Funds (although such purchases may be subject to a CDSC in certain circumstances, see “What share classes we offer—Contingent deferred sales charges” above).

MGN-TCFGFIRES-0826P

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